                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                         ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 1998
                                                          -------------

                               Weeks Realty, L.P.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Georgia                          000-22933            58-2121388
---------------------------------     ------------------   --------------------
  (State or other jurisdiction            (Commission         (IRS Employer
       of incorporation)                  File Number)      Identification No.)


       4497 Park Drive, Norcross, Georgia                        30093
     --------------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (770) 923-4076
                                                   ---------------

Item 5.  Other Events

     Weeks Realty, L.P., a Georgia limited partnership (the "Registrant"), is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission (the "Commission") certain items that are to be incorporated by reference into that certain Registration Statement on Form S-3, File No. 333-50871, filed under the Securities Act of 1933, as amended.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              1.1 Underwriting Agreement executed by the Registrant and accepted by Goldman, Sachs & Co. on behalf of the representatives of the underwriters named in the Pricing Agreement, dated as of July 30, 1998.

              1.2 Pricing Agreement executed by the Registrant and accepted by Goldman, Sachs & Co. on behalf of the representatives of the underwriters named therein, dated as of July 30, 1998.

              4.1 Indenture, dated as of March 20, 1998, between the Registrant and State Street Bank and Trust Company, as Trustee.

              4.2 First Supplemental Indenture, dated as of July 30, 1998, between the Registrant and State Street Bank and Trust Company, as Trustee.

              4.3 Specimen of 7-3/8% Notes due August 1, 2007 (incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A, dated, July 30, 1998, and filed with the Commission on August 3, 1998).

              5.1 Opinion of King & Spalding regarding legality of issuance of 7-3/8% Notes due August 1, 2007.

              12.1 Statement regarding computation of Ratio of Earnings to Fixed Charges.

              23.1   Consent of Arthur Andersen LLP.

              23.2   Consent of Deloitte & Touche LLP.

              23.3 Consent of King & Spalding (included as part of Exhibit 5.1 hereto).

          99.1      Press Release of the Registrant, dated July 31, 1998.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    WEEKS REALTY, L.P.
                                    (Registrant)

Date: August 3, 1998                By:  Weeks GP Holdings, Inc., as General
                                         Partner


                                         By: /s/ David P. Stockert
                                            ---------------------------------
                                            David P. Stockert
                                            Senior Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX


          1.1 Underwriting Agreement executed by the Registrant and accepted by Goldman, Sachs & Co. on behalf of the representatives of the underwriters named in the Pricing Agreement, dated as of July 30, 1998.

          1.2 Pricing Agreement executed by the Registrant and accepted by Goldman, Sachs & Co. on behalf of the representatives of the underwriters named therein, dated as of July 30, 1998.

          4.1 Indenture, dated as of March 20, 1998, between the Registrant and State Street Bank and Trust Company, as Trustee.

          4.2 First Supplemental Indenture, dated as of July 30, 1998, between the Registrant and State Street Bank and Trust Company, as Trustee.

          4.3 Specimen of 7-3/8% Notes due August 1, 2007 (incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A, dated July 30, 1998, and filed with the Commission on August 3, 1998).

          5.1 Opinion of King & Spalding regarding legality of issuance of 7-3/8% Notes due August 1, 2007.

          12.1 Statement regarding computation of Ratio of Earnings to Fixed Charges.

          23.1      Consent of Arthur Andersen LLP.

          23.2      Consent of Deloitte & Touche LLP.

          23.3 Consent of King & Spalding (included as part of Exhibit 5.1 hereto).

          99.1      Press Release of the Registrant, dated July 31, 1998.